UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of

the Securities Exchange Act of 1934

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PATHEON INC.

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Filed by Patheon Inc.

Pursuant to Rule 14a-12

Under the Securities Exchange Act of 1934

Filed below is an earnings release issued by Patheon Inc. (“Patheon”) on December 3, 2013 regarding Patheon’s preliminary unaudited fiscal 2013 full year financial results.

Cautionary Note Regarding Forward-Looking Information and Risks

This filing contains forward-looking statements which reflect Patheon’s expectations regarding its future growth, results of operations, performance (both operational and financial) and business prospects and opportunities. All statements, other than statements of historical fact, are forward-looking statements. Wherever possible, words such as “plans”, “expects” or “does not expect”, “forecasts”, “anticipates” or “does not anticipate”, “believes”, “intends” and similar expressions or statements that certain actions, events or results “may”, “could”, “should”, “would”, “might” or “will” be taken, occur or be achieved have been used to identify these forward-looking statements. Although the forward-looking statements contained in this filing reflect Patheon’s current assumptions based upon information currently available to it and based upon what Patheon believes to be reasonable assumptions, Patheon cannot be certain that actual results will be consistent with its expectations and other forward-looking statements. Forward-looking statements are provided in order to assist stakeholders in understanding management’s expectations as of the date of this filing, and may not be suitable for other purposes. Patheon’s current material assumptions include assumptions related to the completion and issuance of its audited financial statements for fiscal 2013, its operational excellence initiatives and transformation activities, customer volumes, regulatory compliance, foreign exchange rates, employee severance costs associated with termination, and projected integration savings related to the Banner acquisition. Forward-looking statements necessarily involve significant known and unknown risks, assumptions and uncertainties that may cause Patheon’s actual results, performance, prospects and opportunities in future periods to differ materially from those expressed or implied by such forward-looking statements. These risks and uncertainties include, among other things, risks related to international operations and foreign currency fluctuations; customer demand for Patheon’s services; regulatory matters affecting manufacturing and pharmaceutical development services; impacts of acquisitions, divestitures, restructurings and other strategic transactions (including Patheon’s proposed transaction with JLL/Delta Patheon Holdings, L.P.) and Patheon’s ability to achieve its intended objectives with respect to such transactions and to integrate businesses that it may acquire or combine with; implementation of Patheon’s operational excellence initiatives and transformation activities; Patheon’s ability to effectively transfer business between facilities; the global economic environment; Patheon’s exposure to complex production issues; Patheon’s substantial financial leverage; interest rate risks; potential environmental, health and safety liabilities; credit and customer concentration; competition; rapid technological change; product liability claims; intellectual property; the fact that Patheon has a majority shareholder that can exercise significant influence over it; supply arrangements; pension plans; derivative financial instruments; and Patheon’s dependence upon key management, scientific and technical personnel. For additional information regarding risks and uncertainties that could affect Patheon’s business, please see Item 1A “Risk Factors” of Patheon’s Annual Report on Form 10-K for the fiscal year ended October 31, 2012 and its subsequent filings with the U.S. Securities and Exchange Commission (“SEC”) and the Canadian securities regulators. Although Patheon has attempted to identify important risks and factors that could cause actual actions, events or results to differ materially from those described in forward-looking statements, there may be other factors and risks that cause actions, events or results not to be as anticipated, estimated or intended. There can be no assurance that forward-looking statements will prove to be accurate, as actual results and future events could differ materially from those anticipated in such statements. Accordingly, readers should not place undue reliance on forward-looking statements. These forward-looking statements are made as of the date of this filing and, except as required by law, Patheon assumes no obligation to update or revise them to reflect new events or circumstances.

In addition, Patheon is currently undergoing its year-end closing and audit process, which is not expected to be completed for some time after the date of this filing. Because Patheon’s results of operations for the fiscal year ended October 31, 2013 have not yet been finalized, the preliminary results included in this filing are subject to change as a result of the period-end closing process and the audit of Patheon’s financial statements by its independent registered public accounting firm, Ernst & Young LLP. These changes may be material. The preliminary financial results included in this filing have been prepared by, and are the responsibility of, Patheon’s management. Ernst & Young LLP has not completed its audit of Patheon’s fiscal 2013 financial statements, and accordingly, Ernst & Young LLP does not express an opinion or any form of assurance with respect to these preliminary financial results. These preliminary financial results are not (and Patheon’s final financial results will not be) necessarily indicative of results of future operations. Accordingly, readers should not place undue reliance on Patheon’s preliminary or final financial results. These preliminary financial results should be read in conjunction with Patheon’s previously disclosed consolidated historical financial statements (and related notes).

Important Additional Information

On November 18, 2013, Patheon entered into an Arrangement Agreement (the “Arrangement Agreement”) with JLL/Delta Patheon Holdings, L.P., a limited partnership (“Newco”) under which Patheon would be taken private pursuant to a court-approved plan of arrangement under the Canada Business Corporations Act. Copies of the Arrangement Agreement, the proxy statement and management information circular for the Special Meeting (which will include the valuation and the fairness opinions) and certain related documents will be filed with Canadian and U.S. securities regulators and will be available on the Canadian SEDAR profile of Patheon at www.sedar.com and the SEC’s website (EDGAR) at www.sec.gov.

Patheon plans to file with the SEC and furnish to its shareholders a proxy statement and management information circular in connection with the proposed transaction with Newco. The proxy statement and management information circular will also be filed on SEDAR. INVESTORS AND SECURITYHOLDERS ARE URGED TO READ CAREFULLY THE PROXY STATEMENT AND MANAGEMENT CIRCULAR WHEN IT IS FILED WITH THE SEC AND OTHER DOCUMENTS FILED BY PATHEON WITH THE SEC RELATING TO THE PROPOSED ARRANGEMENT WHEN THEY ARE FILED, BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT THE PROPOSED ARRANGEMENT.

Investors and securityholders may obtain free copies of the documents Patheon files with the SEC and with Canadian securities regulators by directing a written request to Patheon Inc., 2100 Syntex Court, Mississauga, Ontario, Canada L5N 7K9, Attention: Corporate Secretary. Copies of Patheon’s filings with the SEC and with Canadian securities regulators may also be obtained at the “Investor Relations” section of Patheon’s website at www.patheon.com.

Patheon and its directors and executive officers may be deemed to be participants in the solicitation of proxies from the securityholders of Patheon in connection with the proposed transaction. Information about Patheon and its directors and executive officers, including their ownership of Patheon securities, is set forth in the proxy statement for Patheon’s 2013 Annual and Special Meeting of Shareholders, which was filed with the SEC on February 26, 2013, and on SEDAR in Canada on February 27, 2013, as supplemented by other Patheon filings with the SEC and Canadian securities regulators. Investors and securityholders may obtain additional information regarding the direct and indirect interests of Patheon and its directors and executive officers in the proposed transaction by reading the proxy statement and management information circular and other public filings referred to above when it becomes available.

Patheon Reports Preliminary Unaudited Full-Year Fiscal 2013 Results

TORONTO (December 3, 2013) – Patheon Inc. (TSX: PTI), a leading provider of contract development and manufacturing services to the global pharmaceutical industry, with recently acquired proprietary products, announced today preliminary unaudited fiscal 2013 full-year results. Based on its current expectations, Patheon anticipates the following results for its fiscal year ended October 31, 2013:

•	Revenues of approximately $1,023.1 million. Revenues are comprised of approximately $876.8 million from Patheon’s CMO segment (of which $217.3 million relates to the Banner acquisition) and $146.3 million from Patheon’s PDS segment.

•	Adjusted EBITDA of approximately $146.2 million. Adjusted EBITDA is comprised of approximately $146.0 million from Patheon’s CMO segment (of which approximately $20.3 million relates to the Banner acquisition) and $41.0 million from Patheon’s PDS segment, with approximately $40.8 million of net selling, general and administrative costs and certain foreign currency gains and losses allocated to corporate costs (of which approximately $2.0 million relates to the Banner acquisition).

•	Loss from continuing operations of approximately $38.5 million.

•	Consolidated EBITDA (as defined in Patheon’s credit agreement) of approximately $185.3 million.

•	Cash flows provided by operating activities of approximately $14.0 million, cash flows used in investing activities of approximately $299.3 million and cash flows provided by financing activities of approximately $305.9 million.

Because Patheon’s results of operations for fiscal 2013 have not yet been finalized, the preliminary results included in this press release are subject to change as a result of the period-end closing process and the audit of Patheon’s financial statements by its independent registered public accounting firm. See “Caution Concerning Forward-Looking Statements and Preliminary Financial Results.” All currency is expressed in U.S. dollars.

About Patheon

Patheon Inc. (TSX: PTI) is a leading provider of contract development and commercial manufacturing services to the global pharmaceutical industry for a full array of solid and sterile dosage forms. Through the company’s recent acquisition of Banner Pharmacaps – a market leader in soft gelatin capsule technology – Patheon now also includes a proprietary products and technology business.

Patheon provides the highest quality products and services to approximately 300 of the world’s leading pharmaceutical and biotechnology companies. The company’s integrated network consists of 15 locations, including 12 commercial contract manufacturing facilities and 9 product development centers across North America and Europe. Patheon enables customer products to be launched with confidence anywhere in the world. For more information visit www.patheon.com.

Use of Non-GAAP Measures

This press release includes certain financial measures that have not been prepared in accordance with accounting principles generally accepted in the United States (“GAAP”). These measures include Adjusted EBITDA and Consolidated EBITDA.

“Adjusted EBITDA” is defined as loss from continuing operations before repositioning expenses, interest expense, foreign exchange losses reclassified from other comprehensive income (loss), refinancing expenses, acquisition and integration costs (including certain product returns and inventory write-offs recorded in gross profit), gains and losses on sale of capital assets, income taxes, asset impairment charges, depreciation and amortization, stock-based compensation expense, consulting costs related to Patheon’s operational initiatives, purchase accounting adjustments, acquisition-related litigation expenses and other income and expenses. Readers are cautioned that Adjusted EBITDA should not be construed as an alternative to loss from continuing operations determined in accordance with U.S. GAAP as an indicator of performance. Adjusted EBITDA is used by management as an internal measure of profitability. Patheon has included Adjusted EBITDA because it believes that this measure is used by certain investors to assess its financial performance before non-cash charges and certain costs that it does not believe are reflective of its underlying business.

“Consolidated EBITDA” is defined in accordance with Patheon’s credit agreement. Consolidated EBITDA, for the fourth quarter, includes a year-end assessment of the Acquired EBITDA of Banner; pro forma cost savings in connection with Patheon’s operational excellence initiatives, plant consolidation savings and other synergies related to the Banner acquisition; and certain other items. Patheon has included this measure because it believes that this measure provides useful information about Patheon to investors, lenders, financial analysts and rating agencies, which have historically used EBITDA-related measures, along with other measures, to estimate the value of a company, make investment decisions, evaluate a company’s leverage capacity and its ability to meet its debt service requirements, and assess a company’s financial performance and/or liquidity.

Since non-GAAP measures do not have a standardized meaning, they may not be comparable to similar measures presented by other issuers. Readers are cautioned that these non-GAAP measures are not based on any comprehensive set of accounting rules or principles and that they should be considered only in conjunction with, and not as a substitute for, or superior to, loss from continuing operations determined in accordance with GAAP as indicators of performance and not as a substitute for, or superior to, operating cash flow as an indicator of liquidity, as applicable. These non-GAAP measures are subject to inherent limitations because (i) they do not reflect all of the expenses and cash flow associated with loss from continuing operations and operating cash flow, respectively, determined in accordance with GAAP and (ii) the composition of these non-GAAP measures involved the exercise of judgment by management. A reconciliation of these non-GAAP measures to their closest U.S. GAAP measures is included in this press release.

Caution Concerning Forward-Looking Statements and Preliminary Financial Results

This press release contains forward-looking statements which reflect Patheon’s expectations regarding its future growth, results of operations, performance (both operational and financial) and business prospects and opportunities. All statements, other than statements of historical fact, are forward-looking statements. Wherever possible, words such as “plans”, “expects” or “does not expect”, “forecasts”, “anticipates” or “does not anticipate”, “believes”, “intends” and similar expressions or statements that certain actions, events or results “may”, “could”, “should”, “would”, “might” or “will” be taken, occur or be achieved have been used to identify these forward-looking statements. Although the forward-looking statements contained in this press release reflect Patheon’s current assumptions based upon information currently available to it and based upon what Patheon believes to be reasonable assumptions, Patheon cannot be certain that actual results will be consistent with its expectations and other forward-looking statements. Forward-looking statements are provided in order to assist stakeholders in understanding management’s expectations as of the date of this press release, and may not be suitable for other purposes. Patheon’s current material assumptions include assumptions related to the completion and issuance of its audited financial statements for fiscal 2013, its operational excellence initiatives and transformation activities, customer volumes, regulatory compliance, foreign exchange rates, employee severance costs associated with termination, and projected integration savings related to the Banner acquisition. Forward-looking statements necessarily involve significant known and unknown risks, assumptions and uncertainties that may cause Patheon’s actual results, performance, prospects and opportunities in future periods to differ materially from those expressed or implied by such forward-looking statements. These risks and uncertainties include, among other things, risks related to international operations and foreign currency fluctuations; customer demand for Patheon’s services; regulatory matters affecting manufacturing and pharmaceutical development services; impacts of acquisitions, divestitures, restructurings and other strategic transactions (including Patheon’s proposed transaction with JLL/Delta Patheon Holdings, L.P.) and Patheon’s ability to achieve its intended objectives with respect to such transactions and to integrate businesses that it may acquire or combine with; implementation of Patheon’s operational excellence initiatives and transformation activities; Patheon’s ability to effectively transfer business between facilities; the global economic environment; Patheon’s exposure to complex production issues; Patheon’s substantial financial leverage; interest rate risks; potential environmental, health and safety liabilities; credit and customer concentration; competition; rapid technological change; product liability claims; intellectual property; the fact that Patheon has a majority shareholder that can exercise significant influence over it; supply arrangements; pension plans; derivative financial instruments; and Patheon’s dependence upon key management, scientific and technical personnel. For additional information regarding risks and uncertainties that could affect Patheon’s business, please see Item 1A “Risk Factors” of Patheon’s Annual Report on Form 10-K for the fiscal year ended October 31, 2012 and its subsequent filings with the U.S. Securities and Exchange Commission (“SEC”) and the Canadian securities regulators. Although Patheon has attempted to identify important risks and factors that could cause actual actions, events or results to differ materially from those described in forward-looking statements, there may be other factors and risks that cause actions, events or results not to be as anticipated, estimated or intended. There can be no assurance that forward-looking statements will prove to be accurate, as actual results and future events could differ materially from those anticipated in such statements. Accordingly, readers should not place undue reliance on forward-looking statements. These forward-looking statements are made as of the date of this press release and, except as required by law, Patheon assumes no obligation to update or revise them to reflect new events or circumstances.

In addition, Patheon is currently undergoing its year-end closing and audit process, which is not expected to be completed for some time after the date of this press release. Because Patheon’s results of operations for the fiscal year ended October 31, 2013 have not yet been finalized, the preliminary results included in this press release are subject to change as a result of the period-end closing process and the audit of Patheon’s financial statements by its independent registered public accounting firm, Ernst & Young LLP. These changes may be material. The preliminary financial results included in this press release have been prepared by, and are the responsibility of, Patheon’s management. Ernst & Young LLP has not completed its audit of Patheon’s fiscal 2013 financial statements, and accordingly, Ernst & Young LLP does not express an opinion or any form of assurance with respect to these preliminary financial results. These preliminary financial results are not (and Patheon’s final financial results will not be) necessarily indicative of results of future operations. Accordingly, readers should not place undue reliance on Patheon’s preliminary or final financial results. These preliminary financial results should be read in conjunction with Patheon’s previously disclosed consolidated historical financial statements (and related notes).

Additional Information

On November 18, 2013, Patheon entered into an Arrangement Agreement (the “Arrangement Agreement”) with JLL/Delta Patheon Holdings, L.P., a limited partnership (“Newco”) under which Patheon would be taken private pursuant to a court-approved plan of arrangement under the Canada Business Corporations Act. This press release may be deemed to be proxy solicitation material in respect of this proposed transaction. Copies of the Arrangement Agreement, the proxy statement and management information circular for the Special Meeting (which will include the valuation and the fairness opinions) and certain related documents will be filed with Canadian and U.S. securities regulators and will be available on the Canadian SEDAR profile of Patheon at www.sedar.com and the SEC’s website (EDGAR) at www.sec.gov. In addition, investors and securityholders may obtain free copies of the documents Patheon files with the SEC and with Canadian securities regulators by directing a written request to Patheon Inc., 2100 Syntex Court, Mississauga, Ontario, Canada L5N 7K9, Attention: Corporate Secretary. Copies of Patheon’s filings with the SEC and with Canadian securities regulators may also be obtained at the “Investor Relations” section of Patheon’s website at www.patheon.com.

Patheon plans to file with the SEC and furnish to its shareholders a proxy statement and management information circular in connection with the proposed transaction with Newco. The proxy statement and management information circular will also be filed on SEDAR. Investors and securityholders of Patheon are urged to read the proxy statement and management information circular and the other relevant materials when they become available because such materials will contain important information about Patheon, Newco and the proposed transaction.

Patheon and its directors and executive officers may be deemed to be participants in the solicitation of proxies from the securityholders of Patheon in connection with the proposed transaction. Information about Patheon and its directors and executive officers, including their ownership of Patheon securities, is set forth in the proxy statement for Patheon’s 2013 Annual and Special Meeting of Shareholders, which was filed with the SEC on February 26, 2013, and on SEDAR in Canada on February 27, 2013, as supplemented by other Patheon filings with the SEC and Canadian securities regulators. Investors and securityholders may obtain additional information regarding the direct and indirect interests of Patheon and its directors and executive officers in the proposed transaction by reading the proxy statement and management information circular and other public filings referred to above when it becomes available.

ADJUSTED EBITDA AND CONSOLIDATED EBITDA BRIDGE

(Preliminary and Unaudited)

(in millions of U.S. dollars)	Year Ended October 31, 2013
$
Consolidated EBITDA per credit agreement	185.3
Add (Deduct):
Acquired EBITDA of Banner	(3.4)
Pro forma cost savings	(31.0)
Other	(4.7)

Adjusted EBITDA	146.2

(Deduct) Add:
Depreciation and amortization	(48.4)
Repositioning expenses	(15.8)
Acquisition and integration costs	(20.0)
Interest expense, net	(47.8)
Asset impairment charges	(13.1)
Gain on sale of capital assets	1.3
Benefit from income taxes	3.8
Refinancing expenses	(29.2)
Operational initiatives related consulting costs	(2.3)
Acquisition-related litigation expenses	(6.4)
Stock-based compensation expense	(3.2)
Purchase accounting adjustments	(5.0)
Other	1.4

Loss from continuing operations	(38.5)

Add (Deduct):
Depreciation and amortization	48.4
Impairment charge	13.1
Stock-based compensation	3.2
Net change in non-cash working capital	7.4
Net change in deferred revenues	(1.0)
Non-cash interest	9.7
Other, primarily changes in long-term assets and liabilities	(28.3)

Cash flows from operating activities	14.0

Cash flows from investing activities	(299.3)

Cash flows from financing activities	305.9

Adjusted EBITDA includes estimated savings of approximately $48.1 million from Patheon’s ongoing operational excellence initiatives. Pro forma cost savings of $31.0 million has been calculated for purposes of determining Consolidated EBITDA and represents the incremental annual impact Patheon targets in connection with its operational excellence initiatives, plant consolidation savings and other synergies related to the Banner acquisition.

SOURCE Patheon Inc.

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Contact:

Patheon Inc.

Tel: (919) 226-3200

Email: investorrelations@patheon.com